Restricted Net Assets	12 Months Ended
Dec. 31, 2024
Restricted Net Assets [Abstract]
Restricted Net Assets

22. Restricted Net Assets

Relevant PRC laws and regulations permit payments of dividends by the Company’s subsidiaries, the VIEs and the subsidiaries of the VIEs incorporated in the PRC only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. In addition, the Company’s subsidiaries, the VIEs and the subsidiaries of the VIEs incorporated in the PRC are required to annually appropriate 10% of their net after-tax income to the general reserve fund or the statutory surplus fund prior to payment of any dividends, unless such reserve funds have reached 50% of their respective registered capital. As a result of these and other restrictions under PRC laws and regulations, and in accordance with Securities and Exchange Commission Regulation S-X Rule 4-08 (e) (3), General Notes to Financial Statements, the Company’s subsidiaries, the VIEs and the subsidiaries of the VIEs incorporated in the PRC are restricted in their ability to transfer a portion of their net assets to the Company either in the form of dividends, loans or advances, which the restricted portion amounted to approximately RMB481.2 million and RMB424.8 million as of December 31, 2023 and 2024, respectively. Even though the Company currently does not require any such dividends, loans or advances from the PRC entities for working capital and other funding purposes, the Company may in the future require additional cash resources from them due to changes in business conditions, to fund future acquisitions and development, or merely to declare and pay dividends or distributions to the Company’s shareholders. Except for the above, there is no other restriction on use of proceeds generated by the Company’s subsidiaries, the VIEs and the subsidiaries of the VIEs to satisfy any obligations of the Company.

Furthermore, cash transfers from the Company’s PRC subsidiaries to their parent companies outside of China are subject to PRC government regulations of currency conversion. Shortages in the availability of foreign currency may restrict the ability of the PRC subsidiaries and consolidated affiliated entities to remit sufficient foreign currency to pay dividends or other payments to the Company, or otherwise satisfy their foreign currency denominated obligations.

The Company performed a test on the restricted net assets of the Company’s subsidiaries, the VIEs and the subsidiaries of the VIEs in accordance with Securities and Exchange Commission Regulation S-X Rule 4-08 (e) (3), General Notes to Financial Statements and concluded that it was applicable for the Company to disclose its condensed financial information for the year ended December 31, 2024, as restricted net assets of the Company’s subsidiaries, the VIEs and the subsidiaries of the VIEs had exceeded 25 percent of consolidated net assets for the year ended December 31, 2024. For the purposes of presenting the Company’s separate financial information, the Company records its investments in its subsidiaries under the equity method of accounting and consolidated net assets of the VIEs under ASC 810. Such investments are presented on the separate condensed balance sheets of the Company as “Investments in the subsidiaries” and “Share of loss from the subsidiaries” in the condensed statements of comprehensive income/(loss). See Note 24 for the Company’s information.